UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 1, 2003


                                   AGWAY INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


Delaware                           2-22791                            15-0277720
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(State or other jurisdiction      (Commission                      (IRS Employer
of incorporation)                 File Number)               Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315) 449-6568







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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

NO ACTION REQUEST
-----------------
The Company has requested, in accordance with established Securities and Exchange Commission (SEC) procedures, no action relief regarding modifications to its periodic reporting requirements, including the discontinuation of the filing of Form 10-K and Form 10-Q, during the Company's pending Chapter 11 proceedings. Pending the SEC's response on the no action request, the SEC staff has indicated it will not take action against the Company for not filing a Form 10-K annual report or Form 10-Q quarterly report with the SEC. The Company anticipates filing a Form 8-K, which would include its audited financial statements for the fiscal year ended June 30, 2003, once those financial statements are completed.

SALE OF FEED COMMODITIES INTERNATIONAL, LLC
-------------------------------------------
Agway has signed a purchase agreement with NSM Feed Inc. which provides for the sale of the assets of Feed Commodities International, LLC (FCI), a component of the Agriculture segment of the Company. The purchase price in the agreement is $1.85 million plus accounts and notes receivable and inventory with an approximate value of $4.9 million for total proceeds of $6.75 million. The sale is subject to bankruptcy court auction and final approval. The Company filed a motion with the bankruptcy court, which is expected to be heard on October 7, 2003, seeking an order approving bidding procedures governing the auction. If the bid procedures motion is approved, the auction and hearing on final approval of the sale of FCI's assets will occur on October 30, 2003.




















CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Agway is including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by, or on behalf of, Agway. Where any such forward-looking statement includes a statement of the assumptions or basis underlying such forward-looking statement, Agway cautions that, while it believes such assumptions or basis to be reasonable and makes them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected have been discussed herein and include the factors set forth below. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market decisions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Agway. Where, in any forward-looking statement, Agway, or its management, expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. The words "believe," "expect," "intend" and "anticipate" and similar expressions identify forward-looking statements.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AGWAY INC.
                                             (Registrant)



Date       October 1, 2003                   By   /s/ PETER J. O'NEILL
       --------------------------                -------------------------------
                                                      Peter J. O'Neill
                                                    Senior Vice President
                                                      Finance & Control
                                                (Principal Financial Officer and
                                                    Chief Accounting Officer)













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